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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

                          Date of Report: April 5, 2002

                             AMERICAN JEWELRY CORP.
                             ----------------------
               (Exact name of registrant as specified in charter)

                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)

          0-28663                                         65-0675444
--------------------------------               ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

131 WEST 35TH STREET, NEW YORK, NY                           10001
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(Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: 212-736-0880
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Item 4. Changes in Registrant's Certifying Accountant

         Item 4 has been amended in its entirety to read as follows:

         On April 5, 2002, the Registrant and Feldman Sherb & Co., P.C. ("FS") mutually agreed to the resignation of FS as the independent auditor for the Registrant, thereby terminating the client-auditor relationship between the Registrant and FS. The Registrant engaged Allen G. Roth, P.A. ("Roth") as its independent auditors for the fiscal year ended December 31, 2001. The decision to engage Roth was approved by the Board of Directors of the Registrant. FS's reports on the consolidated financial statements of the Registrant for fiscal years 2000 and 1999 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles except that the report was modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that the Registrant would continue as a going concern. During fiscal years 2001, 2000 and 1999, and any subsequent interim period preceding the resignation, there were no disagreements with FS regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of FS, would have caused FS to make reference to the subject matter of the disagreements in connection with its report. The Registrant requested that FS furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter, dated April 5, 2002, has been filed as Exhibit 1 to this Current Report on Form 8-K. A letter from FS, dated May 9, 2002, has been filed as Exhibit 3 to this Current Report on Form 8-K/A, which confirms that FS agrees with the revised disclosures made herein.

Item 7. Financial Statements and Exhibits

                  a.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                           Not applicable.

                  b.       PRO FORMA FINANCIAL INFORMATION.

                           Not applicable.

                  c.       EXHIBITS.

                           Exhibit 1 - Letter dated April 5, 2002 from Feldman
                  Sherb & Co., P.C. to the Securities and Exchange Commission.

                           Exhibit 2 - Letter dated April 5, 2002 from Feldman
                  Sherb & Co., P.C. to the Registrant.

                           Exhibit 3 - Letter dated May 9, 2002 from Feldman
                  Sherb & Co., P.C. to the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN JEWELRY CORP.


                                        By: /s/ ISAAC NUSSEN
                                            ------------------------------------
                                            Name: Isaac Nussen
                                            Title: President and Chief Executive
                                                   Officer

Dated: May 8, 2002


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                                  EXHIBIT INDEX


    EXHIBIT NO.   DESCRIPTION
    -----------   -----------

         1 Letter dated April 5, 2002 from Feldman Sherb & Co., P.C. to the Securities and Exchange Commission.

         2 Letter dated April 5, 2002 from Feldman Sherb & Co., P.C. to the Registrant.

         3 Letter dated May 9, 2002 from Feldman Sherb & Co., P.C. to the Securities and Exchange Commission.


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